Exhibit (a)(1)(ii)

NOTICE OF INTENT TO TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

ENTRUSTPERMAL HEDGE STRATEGIES FUND I

Tendered Pursuant to the Offers to Purchase Dated December 22, 2016

THIS NOTICE OF INTENT TO TENDER MUST BE

RECEIVED BY BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS BY 11:59 PM, NEW YORK TIME ON WEDNESDAY, JANUARY 25, 2017.

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,

JANUARY 25, 2017, UNLESS THE OFFERS ARE EXTENDED.

Complete this Notice of Intent to Tender and Return or Deliver via U.S. Post Service mail or via overnight private shipping service to:

EnTrustPermal Hedge Strategies Fund

c/o BNY Mellon TA Alternative Investment RIC Funds

4400 Computer Drive

Westborough, MA 01581

For additional information:

Phone: (877) 355-1494

Fax: (508) 599-4117

You may also direct questions to your financial consultant.

THE METHOD OF DELIVERY OF THIS NOTICE OF INTENT TO TENDER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE NOTICE OF INTENT TO TENDER AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

EnTrustPermal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned hereby tenders to EnTrustPermal Hedge Strategies Fund I, a non-diversified, closed-end management investment company organized as a Maryland statutory trust (the “Fund”), the Fund’s Institutional Shares, $0.00001 par value per share (the “Institutional Shares”), or the Fund’s Service Shares, $0.00001 par value per share (the “Service Shares” and together with the Institutional Shares, the “Shares”), held by the undersigned, described and specified below, on the terms and conditions set out in the Offers to Purchase, dated December 22, 2016 (the “Offers”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFERS AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offers.

The undersigned recognizes that under certain circumstances set out in the Offers, the Fund may not be required to purchase the Shares tendered hereby.

If requested, a promissory note for the purchase price will be held in the undersigned’s account with his or her authorized dealer designated for this purpose. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling BNY Mellon TA Alternative Investment RIC Funds at (877) 355-1494, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund. The undersigned understands that the purchase price for each share class is currently expected to be based on the net asset value per applicable Share as of March 31, 2017, unless extended. The undersigned further understands that the Fund may under limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 of the Offers to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE FAX OR MAIL VIA U.S. POST SERVICE IN THE ENCLOSED POSTAGE PAID ENVELOPE OR VIA PRIVATE OVERNIGHT SERVICE TO: ENTRUSTPERMAL HEDGE STRATEGIES FUND C/O BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS, 4400 COMPUTER DRIVE, WESTBOROUGH, MA 01581.

FOR ADDITIONAL INFORMATION: PHONE (877) 355-1494 FAX: (508) 599-4117. IF THE SHAREHOLDER CHOOSES TO FAX THE NOTICE OF INTENT TO TENDER, IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO BNY MELLON TA ALTERNATIVE INVESTMENT RIC FUNDS PROMPTLY AFTER IT IS FAXED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, JANUARY 25, 2017).

PART 1.	NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

Name of Joint Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

PART 2.	SHARES BEING TENDERED (PLEASE SPECIFY DOLLAR AMOUNT):

Such tender is with respect to (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares expressed as a specific dollar amount.

$

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares expressed as a specific dollar amount.

$

With respect to a holder of Service Shares, a minimum account balance of $25,000 must be maintained after taking into account this tender (the “Required Minimum Balance”). If applicable, the undersigned understands and agrees that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below the Required Minimum Balance, the Fund may reduce the amount to be purchased from the undersigned so that the Required Minimum Balance is maintained. The Required Minimum Balance may be waived by the Fund, in its sole and absolute discretion.

PART 3.	PAYMENT.

CASH PAYMENT

Cash payments will be wire transferred to the account from which the undersigned’s most recent subscription funds were debited. Please confirm that account number:

Account Number

Cash payments will be paid only to the registered account holders. Please note that no third party payments will be made

PROMISSORY NOTE

If requested, the promissory note will be held in the undersigned’s account referenced above. A copy may be requested by calling (877) 355-1494 and, upon request, will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund.

PART 4.	SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)
Print Name of Shareholder	Print Name of Shareholder
Title (if applicable)	Title (if applicable)
Date: ______________	Date: ______________

NOTICE OF INTENT TO TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

ENTRUSTPERMAL HEDGE STRATEGIES FUND I

FOR CLIENTS OF MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Tendered Pursuant to the Offers to Purchase Dated December 22, 2016

YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER MUST SUBMIT THIS NOTICE

OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON WEDNESDAY, JANUARY 25, 2017.

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,

JANUARY 25, 2017, UNLESS THE OFFERS ARE EXTENDED.

Should you wish to participate in the Offers, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Notice of Intent to Tender for your account. The Notice of Intent to Tender generated for your account will need to be signed and returned or delivered to your Merrill

Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

THE METHOD OF DELIVERY OF THIS NOTICE OF INTENT TO TENDER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE NOTICE OF INTENT TO TENDER AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

1

EnTrustPermal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned hereby tenders to EnTrustPermal Hedge Strategies Fund I, a non-diversified, closed-end management investment company organized as a Maryland statutory trust (the “Fund”), the Fund’s Institutional Shares, $0.00001 par value per share (the “Institutional Shares”), or the Fund’s Service Shares, $0.00001 par value per share (the “Service Shares” and together with the Institutional Shares, the “Shares”), held by the undersigned, described and specified below, on the terms and conditions set out in the Offers to Purchase, dated December 22, 2016 (the “Offers”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFERS AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offers.

The undersigned recognizes that under certain circumstances set out in the Offers, the Fund may not be required to purchase the Shares tendered hereby.

If requested, a promissory note for the purchase price will be held in the undersigned’s account with his or her authorized dealer designated for this purpose. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling BNY Mellon TA Alternative Investment RIC Funds at (877) 355-1494, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund. The undersigned understands that the purchase price for each share class is currently expected to be based on the net asset value per applicable Share as of March 31, 2017, unless extended. The undersigned further understands that the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 of the Offers to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE CONTACT YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT. THE NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR MERRILL LYNCH FINANCIAL ADVISOR/PORTFOLIO MANAGER. FOR ADDITIONAL INFORMATION, CALL YOUR MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER. IF THE SHAREHOLDER CHOOSES TO FAX THE SIGNED NOTICE OF INTENT TO TENDER (OR OTHERWISE DELIVER NOT IN ORIGINAL FORM), IT SHOULD MAIL THE ORIGINAL NOTICE OF INTENT TO TENDER TO ITS MERRILL FINANCIAL ADVISOR/PORTFOLIO MANAGER PROMPTLY AFTER IT IS INITIALLY DELIVERED (ALTHOUGH THE ORIGINAL DOES NOT HAVE TO BE RECEIVED BEFORE 11:59 P.M., NEW YORK TIME, ON WEDNESDAY, JANUARY 25, 2017).

2

Tender Offer Request

Order Form - U.S. Investors

Document No.:	Client Account No.:

Subscriber Name:	Production No. / UST CAI No.:

These Tender Offer Request Signature Pages (or “Signature Pages”) relate to the client’s (the “Client”) redemption from one or more investment funds (each, a “Fund”). The term “Fund” or “Funds” as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term “Interest” refers to any unit of participation, share, or other form of interest issued by a Fund.

Instructions for Placing a Request for a Tender Offer for the Funds

After discussing the terms of the tender offer or redemption request with the Client, the Financial Advisor, Portfolio Manager or registered representative (each, an “Investment Professional”) must:

Step 1. REVIEW Client information

Review all pages of this document for accuracy and completeness prior to delivering to the Client.

Step 2. DISCUSS with your Client

Ensure your Client understands, verifies and completes all sections of this document before signing.

Step 3. SIGN and DATE

Your Client must sign and date the document. (For fiduciary accounts, instructions for signing requirements are included in the offering kits of each Fund.)

Step 4. SCAN and SUBMIT

Scan the completed and signed document to your desktop and submit it through the Dashboard on the Alternative Investments Website.

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client’s investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client’s investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client’s contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional Name

Investment Professional Signature	Date

Document No.:	Client Account No.:	Production No. / UST CAI No.:

Subscriber Name:			1 of 3

Document No.:	Client Account No.:	Production No. / UST CAI No.:

Subscriber Name:

Client Account Details

Attention!	Account Registration and Address
The Fund will not accept a P.O. Box as the Primary Address. If the address above is a P.O. Box, please handwrite a physical mailing address on the additional lines provided.

Account Classification	Taxpayer Identification No.	Account Number

Request Tender / Redemption Details

Fund Name:
Effective Date	Cut-off Date	Channel	Tender Type		Units (If Partial)
			☐ Full	☐ Partial

Payment – Cash

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or U.S. Trust, as indicated above, who will facilitate the distribution of proceeds into the Client’s account

Document No.:	Client Account No.:	Production No. / UST CAI No.:

Subscriber Name:			2 of 3

Document No.:	Client Account No.:	Production No. / UST CAI No.:

Subscriber Name:

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. . You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows (a) the Social Security/Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9) , (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding, (c) if an exemption from FATCA reporting was requested on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct. You agree to notify your Investment Professional within 30 days of any change in the information set forth above.

Certification instructions. You must cross out item (b) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature 1:

Signature 1		Date

Signer’s Name	Title
(please print)

Signature 2:

Signature 2		Date

Signer’s Name	Title
(please print)

Document No.:	Client Account No.:	Production No. / UST CAI No.:

Subscriber Name:			3 of 3

NOTICE OF INTENT TO TENDER

Regarding

INSTITUTIONAL SHARES OR SERVICE SHARES

of

ENTRUSTPERMAL HEDGE STRATEGIES FUND I

FOR CLIENTS OF LPL FINANCIAL SERVICES, INC.

Tendered Pursuant to the Offers to Purchase Dated December 22, 2016

YOUR LPL FINANCIAL ADVISOR MUST SUBMIT THIS NOTICE

OF INTENT TO TENDER FOR PROCESSING BY 11:59 P.M., NEW YORK TIME ON

WEDNESDAY, JANUARY 25, 2017.

THE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE

AT 11:59 P.M., NEW YORK TIME, ON WEDNESDAY,

JANUARY 25, 2017, UNLESS THE OFFERS ARE EXTENDED.

Complete this Notice of Intent to Tender in its entirety and overnight to:

LPL Financial

Attn: Alternative Investments

4707 Executive Drive

San Diego, CA 92121-3091

For additional information:

You may contact your LPL financial advisor.

THE METHOD OF DELIVERY OF THIS NOTICE OF INTENT TO TENDER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE SHAREHOLDER HAS THE RESPONSIBILITY TO CAUSE THE NOTICE OF INTENT TO TENDER AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

EnTrustPermal Hedge Strategies Fund I

Ladies and Gentlemen:

The undersigned hereby tenders to EnTrustPermal Hedge Strategies Fund I, a non-diversified, closed-end management investment company organized as a Maryland statutory trust (the “Fund”), the Fund’s Institutional Shares, $0.00001 par value per share (the “Institutional Shares”), or the Fund’s Service Shares, $0.00001 par value per share (the “Service Shares” and together with the Institutional Shares, the “Shares”), held by the undersigned, described and specified below, on the terms and conditions set out in the Offers to Purchase, dated December 22, 2016 (the “Offers”), receipt of which is hereby acknowledged, and in this Notice of Intent to Tender. THE OFFERS AND THIS NOTICE OF INTENT TO TENDER ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET OUT IN THE OFFERS, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY IT, IN ITS SOLE DISCRETION, NOT TO BE IN THE APPROPRIATE FORM.

The undersigned hereby sells to the Fund the Shares tendered pursuant to this Notice of Intent to Tender. The undersigned warrants that it has full authority to sell the Shares tendered hereby and that the Fund will acquire good title to the Shares, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to this sale, and not subject to any adverse claim, when and to the extent the Shares are purchased by the Fund. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offers.

The undersigned recognizes that under certain circumstances set out in the Offers, the Fund may not be required to purchase the Shares tendered hereby.

If requested, a promissory note for the purchase price will be held in the undersigned’s account with his or her authorized dealer designated for this purpose. Subsequently, any cash payment of the purchase price for the Shares tendered by the undersigned will be made by wire transfer to the same account. A copy of the promissory note may be requested by calling BNY Mellon TA Alternative Investment RIC Funds at (877) 355-1494, and will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund. The undersigned understands that the purchase price for each share class is currently expected to be based on the net asset value per applicable Share as of March 31, 2017, unless extended. The undersigned further understands that the Fund may under limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities.

All authority conferred or agreed to be conferred in this Notice of Intent to Tender will survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder will be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 4 of the Offers to Purchase, this tender is irrevocable. A form to use to give notice of withdrawal of a tender is available upon request.

INSTRUCTIONS TO TENDERING SHAREHOLDER: PLEASE CONTACT YOUR LPL FINANCIAL ADVISOR WHO WILL ENTER THE TENDER ORDER AND PROVIDE YOU WITH A CUSTOMIZED NOTICE OF INTENT TO TENDER FOR YOUR ACCOUNT. THE NOTICE OF INTENT TO TENDER GENERATED FOR YOUR ACCOUNT WILL NEED TO BE SIGNED AND RETURNED OR DELIVERED TO YOUR LPL FINANCIAL ADVISOR. FOR ADDITIONAL INFORMATION, CALL YOUR LPL FINANCIAL ADVISOR. BANK OF NEW YORK MELLON WILL DENY TENDER ORDERS RECEIVED DIRECTLY FROM CLIENTS OF LPL FINANCIAL.

PART 1.	NAME AND ADDRESS (PLEASE COMPLETE; JOINT OWNERS SHOULD COMPLETE FOR EACH):

Name of Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

Name of Joint Shareholder:

Social Security No.

or Taxpayer

Identification No.:

Telephone Number:

PART 2.	SHARES BEING TENDERED (PLEASE SPECIFY DOLLAR AMOUNT):

Such tender is with respect to (specify one):

☐	All of the undersigned’s Institutional Shares.

☐	A portion of the undersigned’s Institutional Shares expressed as a specific dollar amount.

$

☐	All of the undersigned’s Service Shares.

☐	A portion of the undersigned’s Service Shares expressed as a specific dollar amount.

$

With respect to a holder of Service Shares, a minimum account balance of $25,000 must be maintained after taking into account this tender (the “Required Minimum Balance”). If applicable, the undersigned understands and agrees that if the undersigned tenders an amount that would cause the undersigned’s account balance to fall below the Required Minimum Balance, the Fund may reduce the amount to be purchased from the undersigned so that the Required Minimum Balance is maintained. The Required Minimum Balance may be waived by the Fund, in its sole and absolute discretion.

PART 3.	PAYMENT.

CASH PAYMENT

Cash payments will be wire transferred to the account from which the undersigned’s most recent subscription funds were debited. Please confirm that account number:

LPL Account Number

Cash payments will be paid only to the registered account holders. Please note that no third party payments will be made.

PROMISSORY NOTE

If requested, the promissory note will be held in the undersigned’s account referenced above. A copy may be requested by calling (877) 355-1494 and, upon request, will be mailed to the undersigned to the address of the undersigned as maintained in the books and records of the Fund.

PART 4.	SIGNATURE(S). If joint ownership, all parties must sign. If fiduciary, partnership or corporation, indicate title of signatory under signature lines.

Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)	Signature (SIGNATURE SHOULD APPEAR EXACTLY AS ON YOUR SUBSCRIPTION AGREEMENT)
Print Name of Shareholder	Print Name of Shareholder
Title (if applicable)	Title (if applicable)
Date: ______________	Date: ______________

LPL Financial/Custodian Signature—Internal Use Only

Date:
LPL Financial Custodian Signature